Alliance
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                                  World Dollar
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                                   Government
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                                      Fund
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                                                                Annual Report
                                                                October 31, 1998

                                                      Alliance Capital [LOGO](R)

LETTER TO SHAREHOLDERS                     Alliance World Dollar Government Fund
================================================================================

December 24, 1998

Dear Shareholder:

We are pleased to report to you on our strategy, investment performance and outlook for the Alliance World Dollar Government Fund, for the six-month period ended October 31, 1998. The Fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, the Fund invests primarily in high yielding, high risk debt obligations of developing countries that we expect to benefit from improving economic and credit fundamentals.

INVESTMENT RESULTS

The following table shows how the Fund performed over the past six- and 12-month periods ended October 31, 1998. For comparison, we have included the performance for the JP Morgan Emerging Markets Bond Index, which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

Over the past six- and 12-month periods, your Fund underperformed its benchmark as a result of our overweight positions in Russia. The Russian market posted the worst returns among the emerging markets over the six- and 12-month periods as a result of the country's financial and economic collapse, which culminated in the Russian ruble devaluation and the Russian government's default on its domestic debt.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*
Periods Ended October 31, 1998

                                                          Total Returns
                                                     6 Months      12 Months
                                                  -------------  -------------

Alliance World Dollar
  Government Fund                                    -28.45%       -18.32%

JP Morgan Emerging
  Markets Bond Index                                 -18.12%        -6.20%

* The Fund's investment results are total returns for the periods and are based on the Fund's net asset value. All fees and expenses related to the operation of the Fund have been deducted. Past performance is no guarantee of future results.

      The JP Morgan Emerging Markets Bond Index is composed of
      dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady Bonds. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index.
--------------------------------------------------------------------------------

MARKET OVERVIEW

During the six-month period ended October 31, 1998, global markets suffered from heightened concerns about recession as the financial and economic turmoil in Asia spread to Russia and Latin America.

In the emerging markets, debt prices fell over the six-month period when renewed volatility in Asia, weakness in the yen and fiscal problems in Russia heightened investor concerns about all higher-yielding asset classes. Investor confidence was briefly restored in July, when the International Monetary Fund (the "IMF") approved an emergency loan package for the Russian government. However, the downward fall of emerging market debt prices resumed and accelerated in August, after the Russian government devalued the ruble and defaulted on its domestic debt. This surprise move by the Russian government led to a general sell-off of emerging market assets as investors moved to lower their portfolios' risk exposure. In September, investor concern shifted to Brazil, which, like Russia, has a fixed currency regime and deficits in both its fiscal and current accounts. After reaching a low in September, emerging market debt prices rebounded sharply in October, as the U.S. and other industrial countries began easing monetary policy and the IMF put together an aid package for Brazil.

As a result of financial and economic collapse, Russia was the worst performing debt market over the six- month period. In Latin America, Ecuador followed by Venezuela were the worst performing debt markets. Both countries' economies have suffered from low oil prices and political uncertainty. In addition, Ecuador recently devalued its currency.

INVESTMENT STRATEGY

Over the six-month period, we increased holdings in Latin America, as part of our long-term strategy of investing in the emerging markets with strong long-term fundamentals. We believe the underlying fundamentals in Latin America do not justify the current low valuations and we therefore expect debt prices there to continue rising over the long term. Specifically, we increased our holdings of Argentinean debt. Argentina's government has acted to maintain credible fiscal policies and ensure their current account (exports minus imports) deficits do not rise to unsustainable levels. In Eastern Europe, we

                                           Alliance World Dollar Government Fund
================================================================================

decreased our holdings in Russia as the country's financial and economic situation deteriorated.

OUTLOOK

Our outlook for emerging market debt has improved during the past month as a concerted effort by the Group of Seven ("G7") industrial countries has been made to avert a further spread of economic and financial malaise. First, the U.S. Federal Reserve, along with other G7 countries, has begun easing monetary policy in an effort to lower the risk of slower economic growth. Second, the Japanese yen has strengthened sharply against the U.S. dollar, relieving pressure on exchange rates and interest rates elsewhere in Asia. Finally, after a favorable outcome in recent presidential elections, Brazil, with US$40 billion of assistance from the IMF, has been hastily addressing its fiscal problems, helping to restore investor confidence in global markets.

Though these positive developments have caused a significant rebound in emerging market debt prices recently, emerging market economies continue to be very sensitive to global economic growth and financial market liquidity. The emerging markets face challenging problems which require time and economic growth for resolution. Growth in Japan, the world's second largest economy, is ultimately crucial if the emerging countries are to resume their process of global integration.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
October 31, 1998                           Alliance World Dollar Government Fund
================================================================================

                                                  Principal
                                                   Amount
                                                    (000)           U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT
   OBLIGATIONS-95.2%
COLLATERALIZED
   BRADY BONDS (a)-39.3%
ARGENTINA-18.0%
Republic of Argentina
   Discount Bonds FRN
   Series L-GL
   6.625%, 3/31/23 .....................         $    22,000         $14,905,000
                                                                     -----------

BULGARIA-1.7%
Republic of Bulgaria
   Discount Bonds FRN
   6.688%, 7/28/24 .....................               2,000           1,400,000
                                                                     -----------

ECUADOR-1.9%
Republic of Ecuador
Euro Par Bonds
   3.50%, 2/28/25 (b) ..................               3,500           1,583,750
                                                                     -----------

MEXICO-16.9%
United Mexican States
   Discount Bonds FRN
   Series B
   6.477%, 12/31/19 (c) ................               9,740           7,597,200
   Euro Par Bonds
   Series A
   6.25%, 12/31/19 (c) .................               8,600           6,418,180
                                                                     -----------
                                                                      14,015,380
                                                                     -----------

VENEZUELA-0.8%
Republic of Venezuela
   Par Bonds
   Series W-B
   6.75%, 3/31/20 (d) ..................               1,000             671,250
                                                                     -----------

Total Collateralized
   Brady Bonds
   (cost $38,217,524) ..................                              32,575,380
                                                                     -----------

OTHER SOVEREIGN
   DEBT OBLIGATIONS-26.4%
ARGENTINA-9.4%
Republic of Argentina
   11.375%, 1/30/17 ....................               8,000           7,760,000
                                                                     -----------

BRAZIL-5.8%
Republic of Brazil
   Global Bond
   10.125%, 5/15/27 ....................               7,000           4,812,500
                                                                     -----------

COLOMBIA-2.8%
Republic of Colombia
   8.625%, 4/01/08 .....................               3,000           2,355,000
                                                                     -----------

KOREA-0.5%
Republic of Korea
   8.875%, 4/15/08 .....................                 500             459,400
                                                                     -----------

RUSSIA-4.5%
Russian Ministry of Finance
   12.75%, 6/24/28 (e) .................               3,500             778,750
Russian IAN FRN
   6.625%, 12/15/15 ....................              28,462           2,775,045
Russian Principal Loans FRN
   6.625%, 12/15/20 (f) ................               2,000             152,600
                                                                     -----------
                                                                       3,706,395
                                                                     -----------

VENEZUELA-3.4%
Republic of Venezuela
   9.25%, 9/15/27 ......................               4,700           2,796,500
                                                                     -----------

Total Other Sovereign Debt
   Obligations
   (cost $43,457,846) ..................                              21,889,795
                                                                     -----------

NON-COLLATERALIZED
   BRADY BONDS-25.0%
BRAZIL-15.8%
Republic of Brazil C-Bonds
   8.00%, 4/15/14 (g) ..................               4,075           2,521,341
Republic of Brazil FRN
   Series L
   6.188%, 4/15/12 .....................              20,000          10,612,500
                                                                     -----------
                                                                      13,133,841
                                                                     -----------

BULGARIA-3.6%
Republic of Bulgaria
   IAB FRN
   6.688%, 7/28/11 .....................               4,500           2,981,250
                                                                     -----------

PORTFOLIO OF INVESTMENTS (continued)       Alliance World Dollar Government Fund
================================================================================

                                                 Principal
                                                  Amount
                                                   (000)           U.S. $ Value
--------------------------------------------------------------------------------
ECUADOR-4.3 %
Republic of Ecuador PDI
   6.625%, 2/27/15 (h) .................        $     8,374         $ 3,538,135
                                                                    -----------

PERU-1.3%
Republic of Peru PDI
   4.00%, 3/07/17 (b) ..................              2,000           1,130,000
                                                                    -----------

Total Non-Collateralized
   Brady Bonds
   (cost $28,056,184) ..................                             20,783,226
                                                                    -----------

LOAN PARTICIPATION-4.5%
MOROCCO-4.5%
Kingdom of Morocco
   Loan Participation FRN
   Series A
   6.563%, 1/01/09
   (cost $2,638,779) ...................              5,000           3,750,000
                                                                    -----------

Total Sovereign Debt
   Obligations
   (cost $112,370,333) .................                             78,998,401
                                                                    -----------

U.S. GOVERNMENT
   OBLIGATION-40.1%
U.S. Treasury Strip
   Zero coupon, 2/15/03
   (cost $32,424,577) ..................        $    40,100         $33,235,161
                                                                    -----------

TIME DEPOSIT-0.1%
Bank of New York
   4.75%, 11/02/98
   (cost $77,000) ......................                 77              77,000
                                                                    -----------

TOTAL INVESTMENTS-135.4%
   (cost $144,871,910) .................                            112,310,562
Other assets less liabilities-(35.4%) ..                            (29,360,431)
                                                                    -----------
NET ASSETS-100% ........................                            $82,950,131
                                                                    ===========

--------------------------------------------------------------------------------

(a) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 1998.

(c) Security trades with value recovery rights expiring June 30, 2003.

(d) Security trades with oil warrants expiring April 15, 2020.

(e) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, these securities amounted to $778,750 representing 0.9% of net assets.

(f) Coupon consists of 3.3125% cash payment and 3.3125% paid-in-kind.

(g) Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.

(h) Coupon consists of 3.25% cash payment and 3.375% paid-in-kind.

    Glossary of Terms:

    FRN  - Floating Rate Note.
    IAB  - Interest Arrears Bond.
    IAN  - Interest Arrears Note.
    PDI  - Past Due Interest.

    See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998                           Alliance World Dollar Government Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $144,871,910) ....   $ 112,310,562
   Cash .......................................................             527
   Interest receivable ........................................       2,975,653
   Unrealized appreciation on interest rate swap contract .....         459,600
                                                                  -------------
   Total assets ...............................................     115,746,342
                                                                  -------------

LIABILITIES
   Payable for investment securities purchased ................      32,398,394
   Advisory fee payable .......................................          69,278
   Administrative fee payable .................................          10,391
   Accrued expenses ...........................................         318,148
                                                                  -------------
   Total liabilities ..........................................      32,796,211
                                                                  -------------

NET ASSETS ....................................................   $  82,950,131
                                                                  =============

COMPOSITION OF NET ASSETS
   Capital stock, at par ......................................   $      81,165
   Additional paid-in capital .................................     110,823,880
   Undistributed net investment income ........................       1,187,064
   Accumulated net realized gain on investment transactions ...       2,959,770
   Net unrealized depreciation on investments and other assets      (32,101,748)
                                                                  -------------
                                                                  $  82,950,131
                                                                  =============
NET ASSET VALUE PER SHARE
   (based on 8,116,504 shares outstanding) ....................   $       10.22
                                                                  =============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 1998                Alliance World Dollar Government Fund
================================================================================

INVESTMENT INCOME
   Interest .....................................                  $ 13,696,345
EXPENSES
   Advisory fee .................................   $  1,136,248
   Administrative fee ...........................        170,437
   Custodian ....................................        125,354
   Audit and legal ..............................        106,220
   Transfer agency ..............................         57,350
   Printing .....................................         48,246
   Directors' fees ..............................         37,368
   Taxes ........................................         10,950
   Amortization of organization expenses ........          1,109
   Miscellaneous ................................         29,748
                                                    ------------
   Total expenses ...............................                     1,723,030
                                                                   ------------
   Net investment income ........................                    11,973,315
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net realized gain on investment transactions .                     4,177,541
   Net change in unrealized appreciation of
     investments and other assets ...............                   (32,120,307)
                                                                   ------------
   Net loss on investment transactions ..........                   (27,942,766)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ......                  $(15,969,451)
                                                                   ============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF CHANGES
IN NET ASSETS                              Alliance World Dollar Government Fund
================================================================================

                                                                            Year Ended       Year Ended
                                                                            October 31,      October 31,
                                                                               1998             1997
                                                                           -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...............................................   $  11,973,315    $  13,896,423
   Net realized gain on investment transactions ........................       4,177,541       23,952,946
   Net change in unrealized appreciation of investments and other assets     (32,120,307)     (19,652,839)
                                                                           -------------    -------------
   Net increase (decrease) in net assets from operations ...............     (15,969,451)      18,196,530
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...............................................     (13,546,094)     (13,628,017)
   Net realized gain on investments ....................................     (17,841,882)             -0-
COMMON STOCK TRANSACTIONS
   Reinvestment of dividends resulting in issuance of Common Stock .....       7,109,405              -0-
   Tender offer resulting in the redemption of 1,034,042 shares of
     Common Stock ......................................................     (15,510,829)             -0-
                                                                           -------------    -------------
   Total increase (decrease) ...........................................     (55,758,851)       4,568,513
NET ASSETS
   Beginning of year ...................................................     138,708,982      134,140,469
                                                                           -------------    -------------
   End of year (including undistributed net investment income of
     $1,187,064 and $2,761,040, respectively) ..........................   $  82,950,131    $ 138,708,982
                                                                           =============    =============

--------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1998                           Alliance World Dollar Government Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Organization Expenses

Organization expenses of approximately $90,000 have been deferred and were amortized on a straight-line basis through November, 1997.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses

                                           Alliance World Dollar Government Fund
================================================================================

AFS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 1998, the Fund reimbursed AFS $3,480, relating to shareholder servicing costs.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $157,030,872 and $196,975,805, respectively, for the year ended October 31, 1998. There were purchases of $263,969,519 and sales of $281,110,642 of U.S. government obligations for the year ended October 31, 1998.

At October 31, 1998, the cost of investments for federal income tax purposes was $147,916,228. Accordingly, gross unrealized appreciation of investments was $2,800,106 and gross unrealized depreciation of investments was $38,405,772 resulting in net unrealized depreciation of $35,605,666 (excluding swap contract).

1. Interest Rate Swap Agreement

The Fund enters into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

At October 31, 1998, the Fund had an outstanding interest rate swap contract with the following terms:

                                                                        Rate Type
                                                         ---------------------------------------
      Swap              Notional           Termination      Payments made      Payments received    Unrealized
  Counterparty           Amount               Date           by the Fund          by the Fund      Appreciation
---------------  ----------------------  -------------   ------------------  -------------------  --------------
     Morgan          US$ 11,892,064          1/01/09           LIBOR+               6.8526%          $459,600
    Guaranty

+ LIBOR (London Interbank Offered Rate).

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 100,000,000 shares of $0.01 par value Common Stock authorized. Of the 8,116,504 shares outstanding at October 31, 1998, the Adviser owned 7,200 shares. During the year ended October 31, 1998, the Fund purchased 1,034,042 shares of its outstanding Common Stock for $14.80 per share pursuant to a tender offer. The Fund incurred tender offer costs of $207,000 which were charged to additional paid-in capital. During the year ended October 31, 1998, the Fund issued 497,839 shares in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 1997, the Fund did not issue shares in connection with the dividend reinvestment plan.

NOTES TO FINANCIAL STATEMENTS
(continued)                                Alliance World Dollar Government Fund
================================================================================

NOTE E: Concentration of Risk

Investing in securities of foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

FINANCIAL HIGHLIGHTS                       Alliance World Dollar Government Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Year

                                                                           Year Ended October 31,
                                                       --------------------------------------------------------------
                                                         1998          1997         1996         1995           1994
                                                       -------       --------     --------     --------       -------
Net asset value, beginning of year .................    $16.03         $15.50       $11.88       $11.08        $22.09
                                                       -------       --------     --------     --------       -------
Income From Investment Operations
Net investment income ..............................      1.47(a)        1.61         1.46         1.51(a)       1.32
Net realized and unrealized gain (loss)
   on investment transactions ......................     (3.57)           .50         3.50          .71         (5.66)
                                                       -------       --------     --------     --------       -------
Net increase (decrease) in net asset value from
   operations ......................................     (2.10)          2.11         4.96         2.22         (4.34)
                                                       -------       --------     --------     --------       -------

Less: Dividends and Distributions
Dividends from net investment income ...............     (1.65)         (1.58)       (1.34)       (1.42)        (1.39)
Distributions from net realized gains ..............     (2.06)           -0-          -0-          -0-         (4.96)
Distributions in excess of net realized gains ......       -0-            -0-          -0-          -0-          (.09)
Tax return of capital distribution .................       -0-            -0-          -0-          -0-          (.23)
                                                       -------       --------     --------     --------       -------
Total dividends and distributions ..................     (3.71)         (1.58)       (1.34)       (1.42)        (6.67)
                                                       -------       --------     --------     --------       -------
Net asset value, end of year .......................    $10.22         $16.03       $15.50       $11.88        $11.08
                                                       =======       ========     ========     ========       =======
Market value, end of year ..........................   $12.625        $15.875      $13.625       $11.75        $13.00
                                                       =======       ========     ========     ========       =======

Total Return
Total investment return based on: (b)
   Market value ....................................      1.91%         28.74%       28.49%        2.78%        (7.52)%
   Net asset value .................................    (18.32)%        14.24%       44.57%       21.92%       (27.29)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ............   $82,950       $138,709     $134,140     $102,757       $93,528
Ratio of expenses to average net assets ............      1.52%          1.43%        1.70%        1.55%         1.43%
Ratio of net investment income to average net assets     10.54%          9.50%       10.84%       14.12%         9.08%
Portfolio turnover rate ............................       264%           281%         352%         441%          395%

--------------------------------------------------------------------------------

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                       Alliance World Dollar Government Fund
================================================================================

To the Shareholders and Board of Directors
Alliance World Dollar Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund, Inc. at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
December 18, 1998

ADDITIONAL INFORMATION                     Alliance World Dollar Government Fund
================================================================================

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. First Data Investor Services Group, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at First Data Investor Services Group, Inc. P.O. Box 1376, Boston, Massachusetts 02104.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.

ADDITIONAL INFORMATION                     Alliance World Dollar Government Fund
================================================================================

Year 2000 and Euro (Unaudited)

Many computer systems and applications in use today process transactions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900" which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. In addition to the Year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem or the Euro, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that the Adviser ("Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

With respect to the Euro, the Fund has been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or managed internally, as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Transfer Agent and Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report, the Fund and Alliance have no reason to believe that the Transfer Agent and Custodian will be unable to achieve these goals.

                                           Alliance World Dollar Government Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Vicki L. Fuller, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

ADMINISTRATOR

Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR

First Data Investor Services Group, Inc.
(formerly The Shareholder Services Group, Inc.)
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------

(1) Member of the Audit Committee.

Alliance World Dollar Government Fund

Summary of General Information

The Fund

Alliance World Dollar Government Fund is a closed-end management investment company which seeks high current income from investment in debt obligations of countries with emerging economies whose recent interest rates are higher than those of the United States.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day, under the designation "Alliance Wrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call First Data Investor Services Group at 1-800-331-1710.

Alliance World Dollar Government Fund
1345 Avenue of the Americas
New York, New York 10105

AllianceCapital [LOGO](R)

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

WDGAR